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                                           Exhibit 10(A)



Third Amended and Restated Credit Agreement dated as of January 19, 1996, among Kollmorgen Corporation, The First National Bank of Boston, Certain Other Financial Institutions listed on Schedule 1, and the First National Bank of Boston, as Agent, incorporated by reference to EX-10(A) of the Form SE filed on February 23, 1996